FORUM FUNDS (the “Trust”)

Brown Advisory Maryland Bond Fund (the “Fund”)

Supplement Dated December 30, 2008

to the Prospectus Dated October 1, 2008

The Board of Trustees of the Trust has approved: (i) the elimination of the contractual fee waiver of .50% for management services Brown Investment Advisory Incorporated (“Advisor”) provides to the Fund; and (ii) a reduction in the management fee rate from 0.50%, as stated in the Prospectus, to 0.35% of the Fund’s average annual daily net assets effective January 1, 2009. As a result, the columns in the Fund’s Fee Table and Example on pages 43 through 45 of the Prospectus, respectfully, are revised as follows (including relevant footnotes):

Fee Table

The following table describes the various fees and expenses that you will pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Advisor, are paid out of a Fund class’ assets and are factored into a Fund class’ share price rather than charged directly to shareholder accounts.

Brown Advisory Maryland Bond Fund

Shareholder Fees (Fees paid directly from your investment)	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None
Redemption Fee (as a percentage of amount redeemed)	1.00	%(5)
Exchange Fee	1.00	%(5)

Shareholder Fees (Fees paid directly from your investment)
Management Fees	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.27%
Acquired Fund Fees and Expenses(8)	—	(9)
Total Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	0.62%
Fee Waiver and Expense Reimbursement	n/a
Net Expenses	n/a

(5)

Institutional Shares redeemed or exchanged within 14 days of purchase will be charged a fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to limited exceptions. See “Selling Shares – Redemption Fee” and “Exchange Privileges” for additional information.

(8)	Acquired Fund Fees and Expenses (“AFFE”) reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest.
(9)	Less than 0.01%.

Example

The following is a hypothetical example intended to help you compare the cost of investing in a Fund class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class for the periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return that Total Annual Fund Operating Expenses remain as stated in the previous table and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Brown Advisory Maryland Bond Fund

Institutional Shares
1 Year	$63
3 Years	$199
5 Years	$346
10 Years	$774

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Please retain for future reference.

FORUM FUNDS (the “Trust”)

Brown Advisory Growth Equity Fund

Brown Advisory Value Equity Fund

Brown Advisory Small-Cap Growth Fund

Brown Advisory Small-Cap Value Fund

Brown Advisory Opportunity Fund

Brown Advisory Core International Fund

Brown Advisory Maryland Bond Fund

Brown Advisory Intermediate Income Fund

(each a “Fund” and collectively, the “Funds”)

Supplement Dated December 19, 2008

to the Statement of Additional Information

dated October 1, 2008

Information under the “Portfolio Transactions: Portfolio Holdings” section of the Statement of Additional Information (pages 35) is replaced in its entirety with the following:

K. Portfolio Holdings

Portfolio holdings of a Fund are disclosed to the public on a quarterly basis with the SEC. Portfolio holdings as of the end of a Fund’s annual and semi-annual fiscal periods are reported to the SEC on form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of a Fund’s latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of a Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

In addition, a Fund’s Advisor makes publicly available, on an at least quarterly basis, information regarding a Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable. This holding information is made available through the Fund or Advisor’s website, marketing communications (including printed advertisements and sales literature), and/or the Fund’s Transfer Agent telephone customer service center that supports the Funds. Holdings information is released within 15 days after the month end. In addition, the Fund’s Advisor discloses each Fund’s calendar quarter-end portfolio holdings on its website 15 days after each quarter. Securities that are being actively bought or sold may be excluded from the quarterly disclosure if the Advisor believes such disclosure would be harmful to the Fund.

A Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for a Fund’s operation that a Fund has retailed them to perform. The Advisor to a Fund has regular and continuous access to a Fund’s portfolio holdings. In addition, a Fund’s Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services (ISS), mailing services and financial printers may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, a Fund’s officers, and legal counsel to the Trust and to the Independent Trustees, may receive portfolio holdings information on an as needed basis. A Fund’s independent accountants receive such information at least semi-annually. Mailing services and financial printer typically receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time the Advisor also may disclose nonpublic information regarding a Fund’s portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) a Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of a Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Advisor or a Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee’s reasons for determining to permit such disclosure.

No compensation is received by a Fund, nor, to any Fund’s knowledge, paid to its Advisor or any other party, by any service provider or any other person in connection with the disclosure of a Fund’s portfolio holdings. As indicated above, with respect to the Trustees and a Fund’s officers, Advisor, Administrator and Distributor, the Board has approved codes of ethics (collectively, “Codes”) that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning a Fund’s portfolio holdings. In addition, a Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

A Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board. In order to help ensure that a Fund’s portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by a Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, Distributor or any affiliate of the Fund, the Advisor or Distributor will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

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Please retain for future reference.